UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

ecoTECH Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-138989	98-0479847
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Fifth Avenue, Suite 4100, Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 732-2759

(Former Name or former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 16, 2011 our wholly owned subsidiary, ecoTECH Energy Group (Canada) Inc., completed its acquisition of a parcel of land constituting the fractional south east ¼ of District Lot 5339 Cariboo District except Parcel A (n42430) and Plans 20852, 21079 and PGP38823 located in McBride, British Columbia.  We purchased the property from Tralee Investments Ltd for an aggregate purchase price of $250,000, of which $50,000 was paid in cash and the remaining $200,000 is subject to a mortgage from the seller.  There is no material relationship (other than in respect of the transaction) between us, our subsidiary purchaser and seller or any of our affiliates, or any of our directors, officers or any associate of any of our officers and directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2011	ecoTECH Energy Group, Inc.

	By:	/s/ C. Victor Hall
	Name:	C. Victor Hall
	Title:	Chief Executive Officer